SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     July 22, 2004

EPIC BANCORP

(Exact name of registrant as specified in its charter)

California	333-105991	68-0175592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

851 Irwin Street, San Rafael California		94901
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (415) 454-1212

N/A
(Former name or former address, if changed since last report)

Epic Bancorp

Press Release

July 22, 2004

Item 7.         Financial Statements and Exhibits.

(b)     Exhibits

99.1      Press release announcing earnings for the quarter ended June 30, 2004.

Item 12.       Results of Operations and Financial Condition

Earnings Release.  On July 22 , 2004, Epic Bancorp (formerly San Rafael Bancorp) issued a press release announcing its earnings for the quarter ended June 30, 2004. A copy of the press release is attached to this Current Report as Exhibit 99.1 and incorporated into this report by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2004,	EPIC BANCORP

/s/ Michael Moulton
Michael Moulton, Chief Financial Officer
(Principal Financial Officer)